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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT

            NAME                     STATE OF INCORPORATION
------------------------------       ----------------------
    Havertys Capital, Inc.                   Nevada
Havertys Credit Services, Inc.              Tennessee
  Havertys Enterprises, Inc.                 Nevada